================================================================================




                        GUARANTY OF RECOURSE OBLIGATIONS


                                     made by


                         BEHRINGER HARVARD HOLDINGS, LLC

                                       And


                                ROBERT BEHRINGER


                                 as guarantors,


                                   in favor of


                      CITIGROUP GLOBAL MARKETS REALTY CORP.



                          Dated as of February __, 2005

                        GUARANTY OF RECOURSE OBLIGATIONS

        This GUARANTY (this "GUARANTY"), dated as of February __, 2005, made by BEHRINGER HARVARD HOLDINGS, LLC, a Delaware limited liability company ("BEHRINGER FUNDS"), having an address at Behringer Harvard Holdings, LLC, 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, and ROBERT BEHRINGER, an individual ("BEHRINGER"), having an address at 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, (each, a "GUARANTOR" and collectively, "GUARANTORS"), in favor of CITIGROUP GLOBAL MARKETS REALTY CORP., a New York corporation (together with its successors and assigns, hereinafter referred to as "LENDER"), having an address at 388 Greenwich Street, Floor 11, New York, New York 10013.


                                R E C I T A L S:

        A. Pursuant to that certain Loan Agreement dated as of the date hereof (as the same may be amended, modified, supplemented or replaced from time to time, the "LOAN AGREEMENT") between BEHRINGER HARVARD ALAMO PLAZA H, LLC, a Delaware limited liability company, BEHRINGER HARVARD ALAMO PLAZA S, LLC, a Delaware limited liability company (collectively, "BORROWER") and Lender, Lender has agreed to make a loan (the "LOAN") to Borrower in the maximum principal amount of up to $31,500,000, subject to the terms and conditions of the Loan Agreement;

        B. As a condition to Lender's making the Loan, Lender is requiring that Guarantors execute and deliver to Lender this Guaranty; and

        C. Each Guarantor hereby acknowledges that it will materially benefit from Lender's agreeing to make the Loan;

        NOW, THEREFORE, in consideration of the premises set forth herein and as an inducement for and in consideration of the agreement of Lender to make the Loan pursuant to the Loan Agreement, each Guarantor hereby agrees, covenants, represents and warrants to Lender as follows:

        1.      DEFINITIONS.

                (a) All capitalized terms used and not defined herein shall have the respective meanings given such terms in the Loan Agreement.

                (b) The term "GUARANTEED OBLIGATIONS" means (i) subject to the provisions of Sections 17 below, Borrower's Recourse Liabilities (the "RECOURSE LIABILITY GUARANTEED OBLIGATIONS"), and (ii) from and after the date that any Springing Recourse Event occurs, subject to the provisions of Sections 17 below, payment of the Guaranteed Amount (and whether accrued prior to, on or after such date) (the "SPRINGING RECOURSE GUARANTEED OBLIGATIONS").

                (c) The term "GUARANTEED AMOUNT" means the amount for which BEHRINGER HARVARD ALAMO PLAZA H, LLC, BEHRINGER HARVARD ALAMO PLAZA S, LLC and any other Borrower Controlled by Guarantor is liable pursuant to Section 10.1(b) of the Loan Agreement.

        2.      GUARANTY.

                (a) Subject to the provisions of Sections 17 below, each Guarantor hereby irrevocably, absolutely and unconditionally guarantees to Lender the full, prompt and complete payment when due of the Guaranteed Obligations.

                (b) All sums payable to Lender under this Guaranty shall be payable on demand and without reduction for any offset, claim, counterclaim or defense.

                (c) Subject to the provisions of Sections 17 below, each Guarantor hereby agrees to indemnify, defend and save harmless Lender from and against any and all costs, losses, liabilities, claims, causes of action, expenses and damages, including reasonable attorneys' fees and disbursements, which Lender may suffer or which otherwise may arise by reason of Borrower's failure to pay any of the Guaranteed Obligations when due, irrespective of whether such costs, losses, liabilities, claims, causes of action, expenses or damages are incurred by Lender prior or subsequent to (i) Lender's declaring the Principal, interest and other sums evidenced or secured by the Loan Documents to be due and payable, (ii) the commencement or completion of a judicial or non-judicial foreclosure of the Mortgage or (iii) the conveyance of all or any portion of the Property by deed-in-lieu of foreclosure.

                (d) Each Guarantor agrees that no portion of any sums applied (other than sums received from Guarantor in full or partial satisfaction of its obligations hereunder), from time to time, in reduction of the Debt shall be deemed to have been applied in reduction of the Guaranteed Obligations until such time as the Debt has been paid in full, or Guarantors shall have made the full payment required hereunder, it being the intention hereof that the Guaranteed Obligations shall be the last portion of the Debt to be deemed satisfied.

        3. REPRESENTATIONS AND WARRANTIES. Each Guarantor hereby represents and warrants (as to itself) to Lender as follows (which representations and warranties shall be given as of the date hereof and shall survive the execution and delivery of this Guaranty):

                (a) ORGANIZATION, AUTHORITY AND EXECUTION. Behringer Funds is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all necessary power and authority to own its properties and to conduct its business as presently conducted or proposed to be conducted and to enter into and perform this Guaranty and all other agreements and instruments to be executed by it in connection herewith. This Guaranty has been duly executed and delivered by each Guarantor.

                (b) ENFORCEABILITY. This Guaranty constitutes a legal, valid and binding obligation of each Guarantor, enforceable against each Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                (c) NO VIOLATION. The execution, delivery and performance by Guarantors of their obligations under this Guaranty has been duly authorized by all necessary action, and do not and will not violate any law, regulation, order, writ, injunction or decree of any court or governmental body, agency or other instrumentality applicable to a Guarantor, or result in a breach of any of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any mortgage, lien, charge or encumbrance of any nature whatsoever upon any of the assets of a Guarantor pursuant to the terms of a Guarantor's articles of organization, or any mortgage, indenture, agreement or instrument to which a Guarantor is a party or by which it or any of its properties is bound. No Guarantor is in default under any other guaranty which it has provided to Lender.

                (d) NO LITIGATION. There are no actions, suits or proceedings at law or at equity, pending or, to each Guarantor's best knowledge, threatened against or affecting a Guarantor or which involve or might involve the validity or enforceability of this Guaranty or which might materially adversely affect the financial condition of a Guarantor or the ability of a Guarantor to perform any of its obligations under this Guaranty. No Guarantor is in default beyond any applicable grace or cure period with respect to any order, writ, injunction, decree or demand of any Governmental Authority which might materially adversely affect the financial condition of such Guarantor or the ability of such Guarantor to perform any of its obligations under this Guaranty.

                (e) CONSENTS. All consents, approvals, orders or authorizations of, or registrations, declarations or filings with, all Governmental Authorities (collectively, the "CONSENTS") that are required in connection with the valid execution, delivery and performance by Guarantors of this Guaranty have been obtained and each Guarantor agrees that all Consents required in connection with the carrying out or performance of any of such Guarantor's obligations under this Guaranty will be obtained when required.

                (f) FINANCIAL STATEMENTS AND OTHER INFORMATION. All financial statements of Guarantors heretofore delivered to Lender are true and correct in all material respects and fairly present the financial condition of Guarantors as of the respective dates thereof, and no materially adverse change has occurred in the financial conditions reflected therein since the respective dates thereof. None of the aforesaid financial statements or any certificate or statement furnished to Lender by or on behalf of a Guarantor in connection with the transactions contemplated hereby, and none of the representations and warranties in this Guaranty contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading. No Guarantor is insolvent within the meaning of the United States Bankruptcy Code or any other applicable law, code or regulation and the execution, delivery and performance of this Guaranty will not render any Guarantor insolvent.

                (g) CONSIDERATION. Each Guarantor is the owner, directly or indirectly, of legal and beneficial equity interests in Borrower, and as such will materially benefit from the making of the Loan.

        4.      FINANCIAL STATEMENTS. BEHRINGER FUNDS shall deliver to Lender,
(a) within 120 days after the end of each fiscal year of BEHRINGER FUNDS, a complete copy of BEHRINGER FUNDS' annual financial statements, (b) if requested by Lender, within 60 days after the end of each fiscal quarter of BEHRINGER FUNDS, financial statements (including a balance sheet as of the end of such fiscal quarter and a statement of income and expense for such fiscal quarter) certified by BEHRINGER FUNDS and in form, content, level of detail and scope reasonably satisfactory to Lender, and (c) 20 days after request by Lender, such other financial information with respect to BEHRINGER FUNDS as Lender may reasonably request. BEHRINGER shall deliver to Lender, (a) within 120 days after the end of each fiscal year of BEHRINGER, a certificate indicating BEHRINGER's net worth (accompanied by backup satisfactory to Lender) and (b) 20 days after request by Lender, such other financial information with respect to BEHRINGER as Lender may reasonably request.

        5.      UNCONDITIONAL CHARACTER OF OBLIGATIONS OF GUARANTORS.

                (a) The obligations of Guarantors hereunder shall be irrevocable, absolute and unconditional, irrespective of the validity, regularity or enforceability, in whole or in part, of the other Loan Documents or any provision thereof, or the absence of any action to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against Borrower, a Guarantor or any other Person or any action to enforce the same, any failure or delay in the enforcement of the obligations of Borrower under the other Loan Documents or Guarantors under this Guaranty, or any setoff, counterclaim, and irrespective of any other circumstances which might otherwise limit recourse against a Guarantor by Lender or constitute a legal or equitable discharge or defense of a guarantor or surety. Lender may enforce the obligations of any Guarantor under this Guaranty by a proceeding at law, in equity or otherwise, independent of any loan foreclosure or similar proceeding or any deficiency action against Borrower or any other Person at any time, either before or after an action against the Property or any part thereof, Borrower or any other Person. THIS GUARANTY IS A GUARANTY OF PAYMENT AND PERFORMANCE AND NOT MERELY A GUARANTY OF COLLECTION. Each Guarantor waives diligence, notice of acceptance of this Guaranty, filing of claims with any court, any proceeding to enforce any provision of any other Loan Document, against such Guarantor, Borrower or any other Person, any right to require a proceeding first against Borrower or any other Person, or to exhaust any security (including, without limitation, the Property) for the performance of the Guaranteed Obligations or any other obligations of Borrower or any other Person, or any protest, presentment, notice of default or other notice or demand whatsoever (except to the extent expressly provided to the contrary in this Guaranty).

                (b) The obligations of Guarantors under this Guaranty, and the rights of Lender to enforce the same by proceedings, whether by action at law, suit in equity or otherwise, shall not be in any way affected by any of the following:

                        (i) any insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower, the Property or any part thereof, a Guarantor or any other Person;

                        (ii) any failure by Lender or any other Person, whether or not without fault on its part, to perform or comply with any of the terms of the Loan

        Agreement, or any other Loan Documents, or any document or instrument relating thereto;

                        (iii) the sale, transfer or conveyance of the Property or any interest therein to any Person, whether now or hereafter having or acquiring an interest in the Property or any interest therein and whether or not pursuant to any foreclosure, trustee sale or similar proceeding against Borrower or the Property or any interest therein;

                        (iv) the conveyance to Lender, any Affiliate of Lender or Lender's nominee of the Property or any interest therein by a deed-in-lieu of foreclosure;

                        (v) the release of Borrower or any other Person from the performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law or otherwise;

                        (vi) the release in whole or in part of any collateral for any or all Guaranteed Obligations or for the Loan or any portion thereof; or

                        (vii) the transfer to and assumption by any Person of any tenancy in common interest in the Property pursuant to Section
        5.26.2 of the Loan Agreement (whether prior to, contemporaneous herewith or subsequent hereto), and the execution and delivery of any other guaranty of recourse obligations by any other guarantor in accordance with the terms thereof.

                (c) Except as otherwise specifically provided in this Guaranty, each Guarantor hereby expressly and irrevocably waives all defenses in an action brought by Lender to enforce this Guaranty based on claims of waiver, release, surrender, alteration or compromise and all setoffs, reductions, or impairments, whether arising hereunder or otherwise.

                (d) Lender may deal with Borrower and Affiliates of Borrower in the same manner and as freely as if this Guaranty did not exist and shall be entitled, among other things, to grant Borrower or any other Person such extension or extensions of time to perform any act or acts as may be deemed advisable by Lender, at any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of Guarantors hereunder.

                (e) No compromise, alteration, amendment, modification, extension, renewal, release or other change of, or waiver, consent, delay, omission, failure to act or other action with respect to, any liability or obligation under or with respect to, or of any of the terms, covenants or conditions of, the Loan Documents shall in any way alter, impair or affect any of the obligations of Guarantors hereunder, and Guarantors agree that if any Loan Document are modified with Lender's consent, the Guaranteed Obligations shall automatically be deemed modified to include such modifications.

                (f) Lender may proceed to protect and enforce any or all of its rights under this Guaranty by suit in equity or action at law, whether for the specific performance of any covenants or agreements contained in this Guaranty or otherwise, or to take any action authorized or permitted under applicable law, and shall be entitled to require and enforce the performance of all acts and things required to be performed hereunder by Guarantors. Each and every remedy of Lender shall, to the extent permitted by law, be cumulative and shall be in addition to any other remedy given hereunder or now or hereafter existing at law or in equity.

                (g) No waiver shall be deemed to have been made by Lender of any rights hereunder unless the same shall be in writing and signed by Lender, and any such waiver shall be a waiver only with respect to the specific matter involved and shall in no way impair the rights of Lender or the obligations of Guarantors to Lender in any other respect or at any other time.

                (h) At the option of Lender, any Guarantor may be joined in any action or proceeding commenced by Lender against Borrower in connection with or based upon any other Loan Documents and recovery may be had against any Guarantor in such action or proceeding or in any independent action or proceeding against such Guarantor to the extent of such Guarantor's liability hereunder, without any requirement that Lender first assert, prosecute or exhaust any remedy or claim against Borrower or any other Person, or any security for the obligations of Borrower or any other Person.

                (i) Guarantors agree that this Guaranty shall continue to be effective or shall be reinstated, as the case may be, if at any time any payment is made by Borrower or a Guarantor to Lender and such payment is rescinded or must otherwise be returned by Lender (as determined by Lender in its sole and absolute discretion) upon insolvency, bankruptcy, liquidation, reorganization, readjustment, composition, dissolution, receivership, conservatorship, winding up or other similar proceeding involving or affecting Borrower or a Guarantor, all as though such payment had not been made.

                (j) In the event that any Guarantor shall advance or become obligated to pay any sums under this Guaranty or in connection with the Guaranteed Obligations or in the event that for any reason whatsoever Borrower or any subsequent owner of the Property or any part thereof is now, or shall hereafter become, indebted to a Guarantor, such Guarantor agrees that (i) the amount of such sums and of such indebtedness and all interest thereon shall at all times be subordinate as to lien, the time of payment and in all other respects to all sums, including principal and interest and other amounts, at any time owed to Lender under the Loan Documents, and (ii) such Guarantor shall not be entitled to enforce or receive payment thereof until all principal, Interest and other sums due pursuant to the Loan Documents have been paid in full. Nothing herein contained is intended or shall be construed to give any Guarantor any right of subrogation in or under the Loan Documents or any right to participate in any way therein, or in the right, title or interest of Lender in or to any collateral for the Loan, notwithstanding any payments made by a Guarantor under this Guaranty, until the actual and irrevocable receipt by Lender of payment in full of all principal, Interest and other sums due with respect to the Loan or otherwise payable under the Loan Documents. If any amount shall be paid to a Guarantor on account of such subrogation rights at any time when any such sums due and owing to Lender shall not have been fully paid, such amount shall be paid by such Guarantor to Lender for credit and application against such sums due and owing to Lender.

                (k) Guarantors' obligations hereunder shall survive a foreclosure, deed-in-lieu of foreclosure or similar proceeding involving the Property and the exercise by Lender of any of all of its remedies pursuant to the Loan Documents.

        6.      COVENANTS.

                (a) As used in this Section 6, the following terms shall have the respective meanings set forth below:

                        (i) "GAAP" shall mean generally accepted accounting principles, consistently applied.

                        (ii) "LIQUID ASSETS" shall mean assets in the form of cash, cash equivalents, obligations of (or fully guaranteed as to principal and interest by) the United States or any agency or instrumentality thereof (provided the full faith and credit of the United States supports such obligation or guarantee), certificates of deposit issued by a commercial bank having net assets of not less than $500 million, securities listed and traded on a recognized stock exchange or traded over the counter and listed in the National Association of Securities Dealers Automatic Quotations, or liquid debt instruments that have a readily ascertainable value and are regularly traded in a recognized financial market.

                        (iii) "NET WORTH" shall mean, as of a given date, (x) the total assets of a Guarantor as of such date less (y) such Guarantor's total liabilities as of such date, determined in accordance with GAAP.

                (b) No Guarantor shall, at any time while a default in the payment of the Guaranteed Obligations has occurred and is continuing, either (i) enter into or effectuate any transaction with any Affiliate which would reduce the Net Worth of such Guarantor, including the payment of any dividend or distribution to a shareholder, or the redemption, retirement, purchase or other acquisition for consideration of any stock in such Guarantor or (ii) sell, pledge, mortgage or otherwise transfer to any Person any of such Guarantor's assets, or any interest therein, except for fair value.

        7. ENTIRE AGREEMENT/AMENDMENTS. This instrument represents the entire agreement between the parties with respect to the subject matter hereof. The terms of this Guaranty shall not be waived, altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by Lender and Guarantors.

        8. SUCCESSORS AND ASSIGNS. This Guaranty shall be binding upon each Guarantor, and such Guarantor's estate, heirs, personal representatives, successors and assigns, may not be assigned or delegated by any Guarantor and shall inure to the benefit of Lender and its successors and assigns.

        9. APPLICABLE LAW AND CONSENT TO JURISDICTION. This Guaranty shall be governed by, and construed in accordance with, the substantive laws of the State of New York. Each Guarantor irrevocably (a) agrees that any suit, action or other legal proceeding arising out of or relating to this Guaranty may be brought in a court of record in the City and County of New

York or in the Courts of the United States of America located in the Southern District of New York, (b) consents to the jurisdiction of each such court in any such suit, action or proceeding and (c) waives any objection which it may have to the laying of venue of any such suit, action or proceeding in any of such courts and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each Guarantor irrevocably consents to the service of any and all process in any such suit, action or proceeding by service of copies of such process to such Guarantor at its address provided in Section 14 hereof. Nothing in this Section 9, however, shall affect the right of Lender to serve legal process in any other manner permitted by law or affect the right of Lender to bring any suit, action or proceeding against any Guarantor or its property in the courts of any other jurisdictions.

        10. SECTION HEADINGS. The headings of the sections and paragraphs of this Guaranty have been inserted for convenience of reference only and shall in no way define, modify, limit or amplify any of the terms or provisions hereof.

        11. SEVERABILITY. Any provision of this Guaranty which may be determined by any competent authority to be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, each Guarantor hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect.

        12. WAIVER OF TRIAL BY JURY. EACH GUARANTOR HEREBY WAIVES THE RIGHT OF TRIAL BY JURY IN ANY LITIGATION, ACTION OR PROCEEDING ARISING HEREUNDER OR IN CONNECTION THEREWITH.

        13. OTHER GUARANTIES. This Guaranty is in addition to any and all other guaranties relating to the Debt or any portion thereof. Subject to the provisions of Section 17 below, to the extent a Guarantor may become liable under this Guaranty and one or more other guarantors may become liable under the terms of any other guaranty made in favor of Lender with respect to the Debt, Lender shall be entitled to exercise any and all of its remedies against Guarantors under this Guaranty as well any and all of its remedies against any one or more guarantors under such other guaranties jointly and severally.

        14. NOTICES. All notices, consents, approvals and requests required or permitted hereunder (a "Notice") shall be given in writing and shall be effective for all purposes if either hand delivered with receipt acknowledged, or by a nationally recognized overnight delivery service (such as Federal Express), or by certified or registered United States mail, return receipt requested, postage prepaid, or by facsimile and confirmed by facsimile answer back, in each case addressed as follows (or to such other address or Person as a party shall designate from time to time by notice to the other party): If to
Lender: Citigroup Global Markets Realty Corp., 388 Greenwich Street, Floor 11, New York, New York 10013, Attention: Paul Schuler, Telecopier (212) 816-1299, with a copy to: Sidley Austin Brown & Wood LLP, 10 South Dearborn Street, Chicago, Illinois 60603, Attention: Charles E. Schrank, Esq., Telecopier: (312) 853-7036; if to Guarantor: 15601 Dallas Parkway, Suite 600,

Addison, Texas 75001, Attention: Chief Legal Counsel, Telecopier: (214) 655-1610, and 15601 Dallas Parkway, Suite 600, Addison, Texas 75001, Telecopier:
(214) 655-1610. A notice shall be deemed to have been given: in the case of hand delivery, at the time of delivery; in the case of registered or certified mail, when delivered or the first attempted delivery on a Business Day; or in the case of overnight delivery, upon the first attempted delivery on a Business Day.

        15. GUARANTOR'S RECEIPT OF LOAN DOCUMENTS. Each Guarantor by its execution hereof acknowledges receipt of true copies of all of the Loan Documents, the terms and conditions of which are hereby incorporated herein by reference.

        16.     INTEREST; EXPENSES.

                (a) If Guarantors fail to pay all or any sums due hereunder upon demand by Lender, the amount of such sums payable by Guarantors to Lender shall bear interest from the date of demand until paid at the Default Rate in effect from time to time.

                (b) Each Guarantor hereby agrees to pay all costs, charges and expenses, including reasonable attorneys' fees and disbursements, that may be incurred by Lender in enforcing the covenants, agreements, obligations and liabilities of Guarantors under this Guaranty.

        17. LIMITATION ON LIABILITY. Notwithstanding anything to the contrary contained herein or in any other Loan Document, it is expressly understood and agreed that no Guarantor hereunder shall be liable for any Recourse Liability Guaranteed Obligation or any Springing Recourse Guaranteed Obligation, which in either case is the obligation of Borrower (pursuant to Section 10.1 of the Loan Agreement) other than BEHRINGER HARVARD ALAMO PLAZA H, LLC and BEHRINGER HARVARD ALAMO PLAZA S, LLC.

        18. JOINT AND SEVERAL OBLIGATIONS. Each Guarantor shall have joint and several liability for the obligations of Guarantors hereunder.

        19. COUNTERPARTS. This Guaranty may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

        IN WITNESS WHEREOF, each Guarantor has executed this Guaranty as of the date first above written.

                                       BEHRINGER HARVARD HOLDINGS, LLC


                                       By:
                                           -----------------------------------
                                           Name:
                                           Title:



                                       ---------------------------------------
                                       ROBERT BEHRINGER, individually